ENDORSEMENT NO. 1

Attaching to and forming part of the QUOTA SHARE RETROCESSION AGREEMENT between AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, Dallas, Texas (hereinafter called the "Company") and the Reinsurer specifically identified below (hereinafter called the "Reinsurer").

IT IS AGREED, effective 12:01 a.m., Central Standard Time, July 1, 1997 that ARTICLE 25 - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for _______% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Endorsement as of the following dates:


PARTICIPATING REINSURERS

Dorinco Reinsurance Company           50%


AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

By______________________________________
(signature)

________________________________________
(name)

________________________________________
(title)



QUOTA SHARE RETROCESSION AGREEMENT

          issued to

AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS